Supplement to the

Fidelity Advisor Focus Funds®

Fidelity® Advisor Biotechnology Fund,
Fidelity Advisor Communications Equipment Fund,
Fidelity Advisor Consumer Discretionary Fund,
Fidelity Advisor Electronics Fund,
Fidelity Advisor Energy Fund,
Fidelity Advisor Financial Services Fund,
Fidelity Advisor Health Care Fund,
Fidelity Advisor Industrials Fund,
Fidelity Advisor Technology Fund,
Fidelity Advisor Utilities Fund

Funds of Fidelity Advisor Series VII
Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2007

Effective January 11, 2008, Brian Younger is no longer a portfolio manager of Fidelity Advisor Financial Services Fund. All references to Mr. Younger in the Management Contract section beginning on page 43 are no longer applicable.

AFOC/AFOCIB-08-01 March 8, 2008
1.480127.127